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                                                                    Exhibit 99.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Resource Partners, L.P. (the "Partnership") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dale G. Wilkerson, Vice President and Controller (Principal Accounting Officer) of Alliance Resource Management, the managing general partner of the Partnership, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.




 By:    /s/ Dale G. Wilkerson
        ---------------------
        Dale G. Wilkerson
        Vice President and Controller (Principal Accounting Officer)
        of Alliance Resource Management GP, LLC
        (the managing general partner of Alliance Resource Partners, L.P.)

        Date: November 14, 2002


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate document.